                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
A Farewell from the Chairman.....................  6
Glossary of Terms................................  7
Performance Results..............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 16
Statement of Operations.......................... 17
Statement of Changes in Net Assets............... 18
Financial Highlights............................. 19
Notes to Financial Statements.................... 20
Report of Independent Accountants................ 26
Dividend Reinvestment Plan....................... 27

VOT ANR 12/98

                             LETTER TO SHAREHOLDERS

November 20, 1998

Dear Shareholder,
    The past decade has been a
remarkable time for investors.
Together, we've witnessed one of the
greatest bull markets in investment
history, unprecedented growth in mutual                [PHOTO]
fund investing, and a surge in personal
retirement planning. The coming
millennium promises to hold even more    DENNIS J. MCDONNELL AND DON G. POWELL
challenges and opportunities.
    To lead us into this new era of
investing, we are proud to announce
that Richard F. Powers III has joined
Van Kampen as President and Chief Executive Officer, and will assume the additional role of Chairman of Van Kampen in 1999. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. Dick Powers brings 27 years of experience in the financial services industry, including vast expertise in product management, strategic planning and brand development. While at Morgan Stanley Dean Witter, he developed many of the firm's core products and services.
    You'll hear more from Dick Powers in the coming months as he becomes increasingly involved in matters related to your Trust and joins Dennis McDonnell in addressing shareholders in future reports. (See Don Powell's farewell to shareholders on page 6.)

ECONOMIC OVERVIEW
    After two years of solid gains, the U.S. economy began to lose some of its luster during the reporting period. No longer immune to the global economic turmoil, the economy retreated from a 5.5 percent annual growth rate in the first quarter to a tepid 1.8 percent in the second quarter (as measured by gross domestic product). By the third quarter, however, growth rebounded to a 3.3 percent annual rate.
    A strong dollar was largely responsible for moderating economic growth. As the Asian financial crisis worsened and spread to other regions, foreign investors amassed dollar-denominated U.S. Treasury bonds. These purchases sent the dollar sharply higher, which increased the price of U.S. exports and slashed the price of imports--resulting in reduced demand for U.S. goods and services abroad. In light of the reduced demand and global economic problems, corporate earnings fell, business investment declined, and stock prices plummeted. By the end of August, the Dow Jones Industrial Average was down 19 percent from its record high, set in mid-July. Although the stock market has since recovered much of its losses, consumer confidence has declined and growth in consumer spending has slowed.
    Concerns about further economic deterioration, weakness in the stock market, and a potential credit crunch prompted the Federal Reserve Board to cut short-term interest rates

                                                            Continued on page  2

0.25 percent in late September. It was the first rate cut in almost three years and was followed by additional cuts of 0.25 percent in October and November. Despite these rate cuts, the Fed took care to note that inflation was well contained.

MARKET OVERVIEW
    The volatility in overseas markets and U.S. stocks was a boon to bonds. Foreign investors bought U.S. Treasury bonds in an attempt to escape the global turmoil, while domestic investors purchased them to avoid further losses in U.S. stocks. Because these purchases occurred at a time when the supply of new Treasury issues was declining, Treasury bond prices soared.
    The Fed rate cuts propelled bond prices even higher. Following the Fed's first rate cut, the yield on the 30-year Treasury bond, which moves in the opposite direction of its price, dropped to a record low of 4.72 percent on October 5. However, subsequent sales of Treasuries by Asian and institutional investors dampened the rally. As of October 31, the 30-year Treasury bond had a
5.15 percent yield, down 1 percent from a year ago.
    Municipal bond prices followed Treasuries higher, but, as usual, they didn't gain nearly as much in price. The yield on a typical AAA-rated general obligation municipal bond fell only 32 basis points to 4.80 percent as of October 31, from 5.12 percent a year earlier. Earlier in October, municipal bond yields topped comparable Treasury bond yields, which is a rare event. Municipal bonds generally yield less than Treasury securities because their interest payments are exempt from federal and sometimes state and local income taxes.
    During the past year, municipal bonds were burdened by an excess of supply relative to demand. State and local governments, taking advantage of the market's low interest rates, issued $230.9 billion worth of long-term bonds during the first 10 months of the year--34 percent more than they had issued during the same period last year. Approximately 44 percent of the new issues were refinancings of older, higher-yielding bonds. However, new issuance slowed recently as the number of bonds eligible for refinancing shrank.
    Despite an abundant supply, many investors were reluctant to purchase municipal bonds because of their generally low yields. Compounding the situation was the abundance of insured issues, which accounted for almost 60 percent of the new supply. The dominance of insured bonds reduced the supply of lower-rated, higher-yielding bonds and narrowed the yield spread between higher- and lower-rated bonds. (The insurance relates to the timely payment of principal and interest, when due, on the bonds. The insurance does not protect the bonds from market risk.)

                                                            Continued on page  3

[CREDIT QUALITY PIE CHART]
Portfolio Composition By Credit Quality*
  As Of October 31, 1998

AAA...............   60.0%
AA................   14.6%
A.................   11.9%
BBB...............   12.6%
B.................    0.9%

*As a Percentage of Long-Term Investments
 Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY
    We used the following strategies to manage the Trust during the period:
    We maintained a portfolio consisting primarily of high-quality bonds with a heavy emphasis on AAA-rated securities. As of October 31, 60 percent of long-term investments were invested in AAA-rated bonds. Under current market conditions, the yield spread between higher- and lower-rated bonds is modest, and we believe that investors are not adequately compensated for the additional credit risk associated with lower-rated securities. Also, higher-rated bonds have generally performed better than lower-rated securities when interest rates are falling, which was the case for most of the reporting period. We had little difficulty finding suitable AAA-rated issues for the portfolio, due to an abundance of new insured bonds.
    Overall, we made a limited number of purchases and sales during the past year, because current market yields were lower than the yields provided by most of the Trust's holdings. Our acquisitions favored long-term insured bonds because they offer the most potential for price appreciation if interest rates continue to fall. Meanwhile, we sold a number of bonds that were vulnerable to being called from the portfolio. Also, we sold several bonds issued by states we believed were overvalued and used the proceeds to purchase bonds from undervalued states. Prerefundings contributed to the Trust's total return, as several bonds in the portfolio enjoyed upward price movement when they were prerefunded. Keep in mind, however, that past performance does not guarantee future results.
    As of October 31, the duration of the Trust was 6.92 years compared with
7.72 years for the Lehman Brothers Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of the index's duration has been adjusted to eliminate bonds with maturities of five years or less.

                                                            Continued on page  4

               Top Five Portfolio Sectors as of October 31, 1998*

                 Health Care.............................19.7%
                 Retail Electric/Gas/Telephone...........12.4%
                 Single-Family Housing...................10.9%
                 General Purpose.........................10.3%
                 Industrial Revenue...................... 9.9%

                 *As a Percentage of Long-Term
                 Investments

PERFORMANCE SUMMARY
    For the one-year period ended October 31, 1998, the Trust generated a total return of 17.23 percent.(1) This reflects a gain in market price per common share from $12.6875 on October 31, 1997, to $14.0625 on October 31, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of
5.55 percent,(3) based on the closing price of its common shares. Because income from the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 8.67 percent(4) on a taxable investment for investors in the 36 percent federal income tax bracket. Please refer to the chart on page 9 for additional performance numbers.


                          [Distribution History Graph]
                          ----------------------------

Twelve-Month Dividend History
For The Period Ended October 31, 1998

                                           Distribution per Common Share
Nov. 97.........................................    $  0.0625
Dec. 97.........................................    $  0.0650
Jan. 98.........................................    $  0.0650
Feb. 98.........................................    $  0.0650
Mar. 98.........................................    $  0.0650
Apr. 98.........................................    $  0.0650
May. 98.........................................    $  0.0650
Jun. 98.........................................    $  0.0650
Jul. 98.........................................    $  0.0650
Aug. 98.........................................    $  0.0650
Sep. 98.........................................    $  0.0650
Oct. 98.........................................    $  0.0650

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK
    We believe the economy will continue to grow at a moderate rate for the remainder of the year, supported by low interest rates. The housing industry has already benefited from the sharp decline in interest rates, and other sectors could follow if consumer and business spending picks up.
    Looking ahead into next year, we see the potential for stronger economic growth as long as domestic interest rates remain low and the global financial crisis stabilizes. We believe the current low inflationary environment in the United States paves the way for further Fed rate cuts if the economy resumes its slowdown.

                                                            Continued on page  5

    Overseas, we see some promising signs of recovery, including Japan's new bank reform package, which includes a willingness to let problem banks fail, and approval of an International Monetary Fund rescue package for Brazil.
    We will closely monitor these global and domestic events and their effects on the performance of the Trust, adjusting the portfolio when appropriate. We remain committed to the goal of providing a high level of tax-exempt income while preserving shareholders' capital. Thank you for your continued support and confidence in Van Kampen and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                                                  Please see footnotes on page 9

                          A FAREWELL FROM THE CHAIRMAN

                                -----  -  ------

Dear Shareholder,
    Since I became president and chief executive officer in 1987, much has changed in our business. However, one thing has remained constant through these years--my commitment to you, the trust shareholder. Through the many events at Van Kampen that have marked the passage of time--including several mergers, company name changes, and leadership changes--we have always focused on providing superior investments and the highest level of customer service to help you meet your investment objectives. I'm proud to say that during my tenure, Van Kampen won eight consecutive awards for high-quality customer service--more consecutive service awards than any other firm in the financial services industry.(1) My successor, Dick Powers, shares this commitment to meeting your needs and providing innovative and efficient ways to help you work with your investment adviser to reach your financial goals.
    Although my official retirement begins on January 1, 1999, I will remain active in the industry and the community. I plan to continue my service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and I will remain a trustee of your Trust.
    In closing, I want to say farewell to all of you. Thank you for your support of Van Kampen over the years and for giving me the opportunity to serve you.

Best wishes,

[SIG]
Don G. Powell

                                -----  -  ------


(1)American Capital, which merged with Van Kampen in 1995, received the DALBAR Service Award annually from 1990 to 1994. The award was called the Quality Tested Service Seal until 1997.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

COUPON RATE: The stated rate of interest the bond pays on an annual basis, expressed as a percentage of the face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations are expected to perform better in rising rate environments, while funds with longer durations are expected to perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, potentially, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1998

                   VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II
                           (NYSE TICKER SYMBOL--VOT)

COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)............    17.23%
One-year total return based on NAV(2).....................     9.50%


  DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................    5.55%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)......................................    8.67%

 SHARE VALUATIONS

Net asset value...........................................  $  15.08
Closing common stock price................................  $14.0625
One-year high common stock price (10/07/98)...............  $14.5000
One-year low common stock price (11/03/97)................  $12.5625
Preferred share (Series A) rate(5)........................     3.30%
Preferred share (Series B) rate(5)........................     3.19%
Preferred share (Series C) rate(5)........................     3.30%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  99.6%
          ALABAMA  0.4%
$ 1,000   Valley, AL Spl Care Fac Fin Auth Rev Lanier Mem
          Hosp Ser A......................................   5.600%   11/01/16  $  1,018,090
                                                                                ------------
          ALASKA  1.1%
  3,000   North Slope Borough, AK Ser B (FSA Insd)........   6.100    06/30/99     3,064,500
                                                                                ------------
          ARIZONA  1.2%
  3,100   Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
          Irvington Proj Tucson Ser A Rfdg (FSA Insd).....   7.250    07/15/10     3,467,939
                                                                                ------------
          CALIFORNIA  12.9%
  1,300   Anaheim, CA Pub Fin Auth Lease Rev Pub Impt Proj
          Ser C (FSA Insd)................................   6.000    09/01/16     1,496,989
  4,600   California St Pub Wks Brd Lease Rev Var Univ CA
          Proj A Rfdg.....................................   5.500    06/01/10     5,097,168
  5,905   California St Pub Wks Brd Lease Rev Var Univ CA
          Proj A Rfdg.....................................   5.500    06/01/14     6,460,306
  2,000   Foothill/Eastern Tran Corridor Agy CA Toll Rd
          Rev Ser A.......................................   6.500    01/01/32     2,244,220
  2,000   Imperial Irrig Dist CA Ctfs Partn Elec Sys Proj
          (Prerefunded @ 11/01/04) (MBIA Insd)............   6.750    11/01/11     2,357,180
  2,860   Los Angeles Cnty, CA Metro Tran Auth Sales Tax
          Rev Ppty Ser A Rfdg (FGIC Insd).................   5.000    07/01/21     2,860,401
 11,500   Los Angeles, CA Dept Wtr & Pwr Elec Plant Rev
          Crossover Rfdg (FGIC Insd) (b)..................   5.375    09/01/23    11,850,290
  2,000   Orange Cnty, CA Recovery Ctfs Ser A (MBIA
          Insd)...........................................   6.000    07/01/08     2,299,840
  3,000   Southern CA Pub Pwr Auth Pwr Proj Rev San Juan
          Unit 3 Ser A (MBIA Insd)........................   5.000    01/01/20     3,004,830
                                                                                ------------
                                                                                  37,671,224
                                                                                ------------
          COLORADO  4.8%
  1,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05).......   7.000    08/31/26     1,202,990
  7,500   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser C (Prerefunded @ 08/31/05).......       *    08/31/26     1,184,175
  1,600   Denver, CO City & Cnty Arpt Rev Ser A...........   6.900    11/15/98     1,602,256
  1,250   Denver, CO City & Cnty Arpt Rev Ser A...........   7.000    11/15/99     1,293,838
  2,650   Denver, CO City & Cnty Arpt Rev Ser B...........   7.250    11/15/05     2,970,729
    895   Denver, CO City & Cnty Arpt Rev Ser B...........   7.250    11/15/07     1,001,550
    105   Denver, CO City & Cnty Arpt Rev Ser B
          (Prerefunded @ 11/15/02)........................   7.250    11/15/07       120,674
  1,500   Denver, CO City & Cnty Arpt Rev Ser D...........   7.750    11/15/13     1,919,100
  2,500   E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser B
          (MBIA Insd).....................................       *    09/01/11     1,387,500
  4,000   E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser B
          Rfdg (MBIA Insd)................................       *    09/01/22     1,197,880
                                                                                ------------
                                                                                  13,880,692
                                                                                ------------
          CONNECTICUT  1.4%
  3,835   Connecticut St Dev Auth Pkg Fac Hartford Hosp
          Rev (MBIA Insd).................................   6.875    10/01/06     3,979,695
                                                                                ------------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          FLORIDA  3.6%
$ 2,000   Dade Cnty, FL Genl Oblig Seaport Bonds
          (Prerefunded @ 10/01/01) (AMBAC Insd)...........   6.500%   10/01/26  $  2,180,520
  1,050   Florida Hsg Fin Agy Single Family Mtg Ser A Rfdg
          (GNMA Collateralized)...........................   6.550    07/01/14     1,130,535
  2,000   Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
          Rev Tampa Elec Co Proj Ser 92 Rfdg..............   8.000    05/01/22     2,305,940
  1,000   Jacksonville, FL Hosp Rev Univ Med Cent Inc Proj
          (Connie Lee Insd)...............................   6.500    02/01/11     1,090,700
  3,590   Pinellas Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev Multi Cnty Ser A (GNMA Collateralized)......   6.650    08/01/21     3,882,118
                                                                                ------------
                                                                                  10,589,813
                                                                                ------------
          GEORGIA  1.8%
  2,000   Burke Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr
          Co Plant Vogtle Proj (MBIA Insd)................   6.350    05/01/19     2,069,300
  3,000   Muni Elec Auth GA Proj One Sub Ser A (AMBAC
          Insd)...........................................   6.000    01/01/04     3,289,980
                                                                                ------------
                                                                                   5,359,280
                                                                                ------------
          ILLINOIS  7.0%
  3,365   Chicago, IL Cap Apprec (Prerefunded @ 07/01/05)
          (AMBAC Insd)....................................       *    01/01/17     1,225,769
  4,860   Chicago, IL Single Family Mtg Rev Ser A (GNMA
          Collateralized).................................   7.000    09/01/27     5,451,899
  1,415   Chicago, IL Single Family Mtg Rev Ser B (GNMA
          Collateralized).................................   7.625    09/01/27     1,627,024
  3,000   Illinois Dev Fin Auth Solid Waste Disposal
          Rev.............................................   5.950    12/01/24     3,344,490
  4,305   Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
          Rfdg............................................   6.000    11/15/10     4,705,623
  1,000   Illinois Hlth Fac Auth Rev Ravenswood Hosp Med
          Cent A Rfdg.....................................   8.800    06/01/06     1,013,210
  2,575   Peoria, Moline & Freeport, IL Coll Mtg Ser A
          (GNMA Collateralized)...........................   7.600    04/01/27     2,945,568
                                                                                ------------
                                                                                  20,313,583
                                                                                ------------
          INDIANA  3.3%
  1,165   Concord, IN Cmnty Schs Bldg Corp First Mtg
          (Prerefunded @ 7/01/05) (FSA Insd)..............   7.000    07/01/11     1,382,284
  4,000   East Chicago, IN Elementary Sch Bldg Corp First
          Mtg Ser A.......................................   6.250    07/05/08     4,562,680
  3,000   Indiana Hlth Fac Fin Auth Hosp Rev Columbus Regl
          Hosp Rfdg (FSA Insd) (b)........................   7.000    08/15/15     3,768,690
                                                                                ------------
                                                                                   9,713,654
                                                                                ------------
          IOWA  0.4%
  1,200   Ottumwa, IA Hosp Fac Rev Rfdg...................   6.000    10/01/18     1,257,048
                                                                                ------------
          KENTUCKY  0.7%
  2,000   Jefferson Cnty, KY Hlth Fac Rev (MBIA Insd).....   5.125    10/01/27     1,987,960
                                                                                ------------
          LOUISIANA  1.0%
  2,800   Saint Charles Parish, LA Solid Waste Disp Rev LA
          Pwr & Lt Co Proj (FSA Insd) (b).................   7.050    04/01/22     3,039,932
                                                                                ------------
          MAINE  0.8%
  2,215   Maine St Hsg Auth Mtg Purp Ser C2...............   6.875    11/15/23     2,385,267
                                                                                ------------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          MARYLAND  0.4%
$ 1,000   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          Ser C...........................................   5.550%   07/01/27  $  1,030,790
                                                                                ------------
          MASSACHUSETTS  2.7%
  1,700   Massachusetts St Hlth & Edl Fac Auth Rev Cape
          Cod Hlth Ser A-3 (Connie Lee Insd)..............   5.000    11/15/11     1,742,024
  2,500   Massachusetts St Hlth & Edl Fac Auth Rev Saints
          Mem Med Cent Ser A..............................   6.000    10/01/23     2,526,600
  3,335   Massachusetts St Hsg Fin Agy Hsg Rev Insd Rental
          Ser A Rfdg (AMBAC Insd).........................   6.600    07/01/14     3,611,271
                                                                                ------------
                                                                                   7,879,895
                                                                                ------------
          MICHIGAN  2.9%
  1,000   Battle Creek, MI Downtown Dev Auth Tax Increment
          Rev (Prerefunded @ 05/01/04)....................   7.600    05/01/16     1,191,500
  3,300   Michigan St Bldg Auth Rev (MBIA Insd)...........   6.250    10/01/20     3,563,736
  1,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd).............................   5.500    10/01/18     1,017,620
  1,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd).............................   5.500    10/01/27     1,014,300
  1,500   Michigan St Hsg Dev Auth Multi-Family Rev Ltd
          Oblig Ser A Rfdg (GNMA Collateralized)..........   6.600    04/01/30     1,619,490
                                                                                ------------
                                                                                   8,406,646
                                                                                ------------
          MISSISSIPPI  0.5%
  1,500   Claiborne Cnty, MS Pollutn Ctl Rev Sys Energy
          Res Inc Rfdg....................................   7.300    05/01/25     1,574,925
                                                                                ------------
          MISSOURI  3.3%
  4,500   Kansas City, MO Muni Assistance Corp Rev Rfdg
          (MBIA Insd) (b).................................   5.000    04/15/20     4,501,575
  1,000   Missouri St Hlth & Edl Facs Auth Hlth Facs Rev
          Lake of the Ozarks Genl Hosp Rfdg (FSA Insd)....   5.125    02/15/24       991,520
  2,500   Missouri St Hlth & Edl Facs Auth Rev SSM
          Hlthcare Ser A Rfdg (MBIA Insd).................   5.000    06/01/18     2,495,250
  1,500   Saint Louis Cnty, MO Mtg Rev Ctfs Receipt Ser H
          (GNMA Collateralized)...........................   5.400    07/01/18     1,594,860
                                                                                ------------
                                                                                   9,583,205
                                                                                ------------
          NEVADA  1.2%
  2,970   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser C
          Rfdg (AMBAC Insd)...............................   7.200    10/01/22     3,346,745
                                                                                ------------
          NEW JERSEY  4.0%
  1,000   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
          Cent at Passaic (FSA Insd)......................   6.000    07/01/06     1,129,850
  1,750   New Jersey Hlthcare Fac Fin Auth Rev Hackensack
          Med Cent (FGIC Insd)............................   6.625    07/01/01     1,915,532
  5,630   Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev
          Pollutn Ctl Pub Svc Elec & Gas Ser A (MBIA Insd)
          (b).............................................   5.450    02/01/32     5,749,469
  2,500   Secaucus, NJ Muni Util Auth Swr Rev Ser A
          Rfdg............................................   6.000    12/01/08     2,798,275
                                                                                ------------
                                                                                  11,593,126
                                                                                ------------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          NEW YORK  12.1%
$ 2,000   Long Island Pwr Auth New York Electric General
          (a).............................................   5.000%   04/01/08  $  2,111,400
  1,485   New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser A.......................................   7.000    06/15/09     1,620,699
  1,515   New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser A (Prerefunded @ 06/15/01)..............   7.000    06/15/09     1,655,244
  2,500   New York City Ser A.............................   7.000    08/01/04     2,865,925
  1,800   New York City Ser E Rfdg........................   6.600    08/01/03     2,001,096
  1,000   New York St Dorm Auth Rev City Univ Third Genl
          Res Ser 2 (Prerefunded @ 07/01/04) (MBIA
          Insd)...........................................   6.250    07/01/19     1,119,780
  3,000   New York St Dorm Auth Rev Cons City Univ Sys Ser
          A Rfdg..........................................   6.000    07/01/06     3,335,160
  1,520   New York St Dorm Auth Rev Insd John T Mather Mem
          Hosp (Connie Lee Insd)..........................   6.500    07/01/09     1,794,345
  2,545   New York St Dorm Auth Rev Secured Hosp New York
          Downtown Rfdg...................................   5.200    02/15/14     2,605,749
    970   New York St Energy Research & Dev Auth St
          Service Contract Rev............................   5.750    04/01/03     1,039,122
    835   New York St Energy Research & Dev Auth St
          Service Contract Rev............................   5.400    04/01/04       888,290
    500   New York St Energy Research & Dev Auth St
          Service Contract Rev............................   5.500    04/01/05       536,950
    500   New York St Energy Research & Dev Auth St
          Service Contract Rev............................   5.500    04/01/06       538,575
  1,500   New York St Loc Govt Assistance Corp Ser A
          (Prerefunded @ 4/01/02).........................   6.875    04/01/19     1,679,085
  1,375   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Svcs Fac Impt Ser D (MBIA Insd).................   5.900    02/15/10     1,518,577
  2,000   New York St Urban Dev Corp Rev Correctional Fac
          Ser A Rfdg......................................   5.500    01/01/16     2,054,020
  3,950   New York, NY Ser A1.............................   6.375    08/01/10     4,454,020
  1,050   New York, NY Ser A1 (Prerefunded @ 08/01/05)....   6.375    08/01/10     1,206,608
  2,000   New York, NY Ser B1 (Prerefunded @ 08/15/04)
          (MBIA Insd).....................................   6.950    08/15/12     2,331,260
                                                                                ------------
                                                                                  35,355,905
                                                                                ------------
          NORTH CAROLINA  1.1%
  3,000   Martin Cnty, NC Indl Fac & Pollutn Ctl Fin Auth
          Rev Solid Waste Weyerhaeuser Co.................   5.650    12/01/23     3,055,890
                                                                                ------------
          OHIO  3.6%
  2,000   Franklin Cnty, OH Hosp Rev Holy Cross Hlth Sys
          Ser B Rfdg (MBIA Insd)..........................   5.250    06/01/08     2,116,500
  1,040   Lorain Cnty, OH Hosp Rev EMH Regl Med Cent Rfdg
          (AMBAC Insd)....................................   7.750    11/01/13     1,260,896
  2,395   Lucas Cnty, OH Hosp Rev Impt Saint Vincent Med
          Cent (MBIA Insd)................................   6.625    08/15/22     2,656,534
  2,000   Ohio St Wtr Dev Auth Solid Waste Disp Rev.......   6.300    09/01/20     2,204,920
  1,000   Rocky River, OH City Sch Dist...................   5.375    12/01/17     1,069,350

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$ 1,065   Strongsville, OH................................   6.700%   12/01/11  $  1,255,081
                                                                                ------------
                                                                                  10,563,281
                                                                                ------------
          OKLAHOMA  2.7%
  2,250   Shawnee, OK Hosp Auth Hosp Rev Midamerica
          Hlthcare Inc Rfdg...............................   6.125    10/01/14     2,365,537
  2,960   Tulsa, OK Indl Auth Hosp Rev Hillcrest Med Cent
          Proj Rfdg (Connie Lee Insd).....................   6.250    06/01/07     3,374,045
  1,975   Tulsa, OK Muni Arpt Tran Rev American Airls
          Inc.............................................   7.375    12/01/20     2,114,139
                                                                                ------------
                                                                                   7,853,721
                                                                                ------------
          OREGON  0.9%
  2,500   Oregon St Vets Welfare Ser 76A..................   6.050    10/01/28     2,674,550
                                                                                ------------
          PENNSYLVANIA  8.7%
  2,000   Cumberland Cnty, PA Muni Auth Rev First Mtg
          Carlisle
          Hosp & Hlth.....................................   6.800    11/15/23     2,191,720
  5,780   Erie, PA Sch Dist Cap Apprec Rfdg (FSA Insd)....       *    09/01/20     1,920,521
  1,500   Pennsylvania Econ Dev Fin Auth Res Recovery Rev
          Colver Proj Ser D...............................   7.050    12/01/10     1,666,710
  1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          43..............................................   7.500    10/01/25     1,095,180
  4,000   Pennsylvania Hsg Fin Agy Single Family Ser
          56A.............................................   6.150    10/01/27     4,252,880
  1,600   Pennsylvania St Higher Edl Fac Auth Rev Med
          College PA Ser A (Prerefunded @ 03/01/01).......   7.250    03/01/11     1,758,752
  2,635   Philadelphia, PA (MBIA Insd)....................   5.000    05/15/25     2,602,510
  7,500   Philadelphia, PA Gas Wks Rev Ser 14 Rfdg (FSA
          Insd)...........................................   6.250    07/01/08     8,343,225
  1,315   State Pub Sch Bldg Auth PA Sch Rev Burgettstown
          Sch Dist Ser D (Prerefunded @ 02/01/05) (MBIA
          Insd)...........................................   6.450    02/01/10     1,494,300
                                                                                ------------
                                                                                  25,325,798
                                                                                ------------
          TENNESSEE  1.6%
  2,500   Harpeth Vly Utils Dist TN Davidson & Williamson
          Cntys Rev (MBIA Insd)...........................   5.250    09/01/17     2,554,750
  1,835   Tennessee Hsg Dev Agy Mtg Fin Ser A.............   7.125    07/01/26     1,979,231
                                                                                ------------
                                                                                   4,533,981
                                                                                ------------
          TEXAS  2.2%
  1,000   Harris Cnty Houston TX Sports Auth Spl Rev Ser A
          (MBIA Insd).....................................   5.000    11/15/25       983,230
  2,000   Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Hermann Hosp Proj (Prerefunded @ 10/01/04) (MBIA
          Insd)...........................................   6.375    10/01/24     2,271,260
  2,840   Harris Cnty, TX Toll Rd Sub Lien Rev Rfdg.......   6.750    08/01/14     3,106,051
                                                                                ------------
                                                                                   6,360,541
                                                                                ------------
          UTAH  0.9%
  1,050   Intermountain Pwr Agy UT Pwr Supply Rev Ser B...   7.000    07/01/21     1,095,885
  1,425   Utah St Hsg Fin Agy Single Family Mtg Sr Issue
          Ser B-2 (FHA Insd)..............................   6.500    07/01/15     1,532,146
                                                                                ------------
                                                                                   2,628,031
                                                                                ------------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
          VIRGINIA  3.5%
$ 1,250   Fredericksburg, VA Indl Dev Auth Hosp Fac Rev
          (Prerefunded @ 08/15/01) (FGIC Insd) (b)........   6.600%   08/15/23  $  1,367,438
  1,500   Henrico Cnty, VA Indl Dev Auth Pub Fac Lease Rev
          Henrico Cnty Regl Jail Proj.....................   6.500    08/01/10     1,719,735
  2,000   Loudoun Cnty, VA Ctfs Partn (FSA Insd) (b)......   6.900    03/01/19     2,273,720
  3,680   Virginia St Hsg Dev Auth Comwlth Mtg Ser C......   6.250    07/01/11     3,877,027
  1,000   Virginia St Hsg Dev Auth Multi-Family Ser E
          Rfdg............................................   5.900    11/01/17     1,047,210
                                                                                ------------
                                                                                  10,285,130
                                                                                ------------
          WEST VIRGINIA  2.3%
    735   Harrison Cnty, WV Cnty Cmnty Solid Waste Disp
          Rev West PA Pwr Co Ser C (AMBAC Insd)...........   6.750    08/01/24       831,917
  3,000   Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co Proj
          Ser C Rfdg (MBIA Insd)..........................   6.850    06/01/22     3,320,550
  2,215   West Virginia St Wtr Dev Auth Wtr Dev Rev Ln Pgm
          II Ser A (Prerefunded @ 11/01/04) (FSA Insd)....   6.750    11/01/33     2,585,747
                                                                                ------------
                                                                                   6,738,214
                                                                                ------------
          WISCONSIN  1.3%
  2,490   Wisconsin St Hlth & Edl Fac Auth Rev Bellin Mem
          Hosp (AMBAC Insd)...............................   6.625    02/15/08     2,930,456
  1,000   Wisconsin St Hlth & Edl Facs Auth Rev Marquette
          Univ (MBIA Insd) (a)............................   4.750    06/01/23       951,900
                                                                                ------------
                                                                                   3,882,356
                                                                                ------------
          PUERTO RICO  3.3%
  8,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          Y Rfdg (Embedded Cap) (FSA Insd)................   5.730    07/01/21     9,521,440
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  99.6%
  (Cost $264,423,608).........................................................   289,922,847
SHORT-TERM INVESTMENTS  0.0%
  (Cost $100,000).............................................................       100,000
                                                                                ------------
TOTAL INVESTMENTS  99.6%
  (Cost $264,523,608).........................................................   290,022,847
OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%...................................     1,085,024
                                                                                ------------
NET ASSETS  100.0%............................................................  $291,107,871
                                                                                ============

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open option transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $264,523,608).......................    $290,022,847
Cash........................................................         141,744
Receivables:
  Interest..................................................       4,577,322
  Investments Sold..........................................         172,785
Other.......................................................           1,442
                                                                ------------
      Total Assets..........................................     294,916,140
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       3,199,179
  Investment Advisory Fee...................................         161,364
  Income Distributions--Common and Preferred Shares.........          85,846
  Administrative Fee........................................          49,651
  Options at Market Value (Net premiums received of
    $61,690)................................................          39,063
  Affiliates................................................          17,657
Accrued Expenses............................................         165,659
Trustees' Deferred Compensation and Retirement Plans........          89,850
                                                                ------------
      Total Liabilities.....................................       3,808,269
                                                                ------------
NET ASSETS..................................................    $291,107,871
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 2,300 issued with liquidation preference of
  $50,000 per share)........................................    $115,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 11,681,272 shares issued and
  outstanding)..............................................         116,813
Paid in Surplus.............................................     172,387,137
Net Unrealized Appreciation.................................      25,521,866
Accumulated Undistributed Net Investment Income.............       1,112,400
Accumulated Net Realized Loss...............................     (23,030,345)
                                                                ------------
      Net Assets Applicable to Common Shares................     176,107,871
                                                                ------------
NET ASSETS..................................................    $291,107,871
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($176,107,871 divided
  by 11,681,272 shares outstanding).........................    $      15.08
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $16,173,537
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,872,662
Administrative Fee..........................................      576,204
Preferred Share Maintenance.................................      357,797
Trustees' Fees and Expenses.................................       25,979
Custody.....................................................       19,808
Legal.......................................................       13,382
Amortization of Organizational Costs........................        5,147
Other.......................................................      236,483
                                                              -----------
    Total Expenses..........................................    3,107,462
                                                              -----------
NET INVESTMENT INCOME.......................................  $13,066,075
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments.............................................  $   474,096
    Options.................................................       49,341
    Futures.................................................     (189,221)
                                                              -----------
    Net Realized Gain.......................................      334,216
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   19,172,681
                                                              -----------
  End of the Period:
    Investments.............................................   25,499,239
    Options.................................................       22,627
                                                              -----------
                                                               25,521,866
                                                              -----------
Net Unrealized Appreciation During the Period...............    6,349,185
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 6,683,401
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $19,749,476
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                           Year Ended         Year Ended
                                                        October 31, 1998   October 31, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................   $ 13,066,075       $ 13,200,083
Net Realized Gain/Loss.................................        334,216           (474,170)
Net Unrealized Appreciation During the Period..........      6,349,185          7,491,605
                                                          ------------       ------------
Change in Net Assets from Operations...................     19,749,476         20,217,518
                                                          ------------       ------------
Distributions from Net Investment Income:
  Common Shares........................................     (9,081,893)        (8,760,706)
  Preferred Shares.....................................     (4,055,598)        (4,067,268)
                                                          ------------       ------------
Total Distributions....................................    (13,137,491)       (12,827,974)
                                                          ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....      6,611,985          7,389,544
NET ASSETS:
Beginning of the Period................................    284,495,886        277,106,342
                                                          ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,112,400 and $1,183,816,
  respectively)........................................   $291,107,871       $284,495,886
                                                          ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                          June 25, 1993
                                                                                          (Commencement
                                                 Year Ended October 31                    of Investment
                                   -------------------------------------------------     Operations) to
                                     1998       1997      1996      1995      1994     October 31, 1993
-------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period (a)......   $14.510    $13.877   $13.717   $12.201   $15.584        $14.766
                                   --------   --------   -------   -------   -------        -------
  Net Investment Income..........     1.119      1.130     1.140     1.149     1.108           .312
  Net Realized and Unrealized
    Gain/Loss....................      .572       .601      .119     1.548    (3.276)          .710
                                   --------   --------   -------   -------   -------        -------
Total from Investment
  Operations.....................     1.691      1.731     1.259     2.697    (2.168)         1.022
                                   ========   ========   =======   =======   =======        =======
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders...............      .778       .750      .750      .795      .900           .150
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders.....      .347       .348      .349      .386      .256           .054
  Distributions from Net Realized
    Gain:
    Paid to Common
      Shareholders...............       -0-        -0-       -0-       -0-      .049            -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders.....       -0-        -0-       -0-       -0-      .010            -0-
                                   --------   --------   -------   -------   -------        -------
Total Distributions..............     1.125      1.098     1.099     1.181     1.215           .204
                                   --------   --------   -------   -------   -------        -------
Net Asset Value, End of the
  Period.........................   $15.076    $14.510   $13.877   $13.717   $12.201        $15.584
                                   ========   ========   =======   =======   =======        =======
Market Price Per Share at End of
  the Period.....................  $14.0625   $12.6875   $11.625   $11.375   $10.500        $15.000
Total Investment Return at Market
  Price (b)......................    17.23%     16.02%     8.98%    16.07%   (24.59%)          1.01%*
Total Return at Net Asset Value
  (c)............................     9.50%     10.24%     6.82%    19.54%   (16.14%)          4.87%*
Net Assets at End of the Period
  (In millions)..................    $291.1     $284.5    $277.1    $275.2    $257.5        $ 297.0
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares**.......................     1.79%      1.83%     1.90%     1.94%     1.82%           1.59%
Ratio of Net Investment Income to
  Average Net Assets Applicable
  to Common Shares (d)...........     5.20%      5.56%     5.77%     5.88%     6.11%           4.76%
Portfolio Turnover...............       13%        23%       37%       58%      115%             55%*
 * Non-Annualized
** Ratio of Expenses to Average
   Net Assets Including Preferred
   Shares........................     1.08%      1.08%     1.10%     1.10%     1.06%           1.11%

(a) Net Asset Value at June 25, 1993, is adjusted for common and preferred share offering costs of $.234 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Opportunity Trust II, formerly known as Van Kampen American Capital Municipal Opportunity Trust II, (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust intends to invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on June 25, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Trust's

                                October 31, 1998
--------------------------------------------------------------------------------

organization in the amount of $40,000. These costs were amortized on a straight line basis over the 60 month period ended June 24, 1998.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $23,007,718 which will expire between October 31, 2002 and October 31, 2005. Net realized gains or losses differ for financial reporting and tax purposes as a result of gains and losses recognized for tax purposes on open option positions at October 31, 1998.

    At October 31, 1998, for federal income tax purposes, cost of long- and short-term investments is $264,523,608; the aggregate gross unrealized appreciation is $25,586,017 and the aggregate gross unrealized depreciation is $86,778, resulting in net unrealized appreciation on long- and short-term investments of $25,499,239.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1998, 100% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1999, the Trust will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

                                October 31, 1998
--------------------------------------------------------------------------------

    For the year ended October 31, 1998, the Trust recognized expenses of approximately $6,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1998, the Trust recognized expenses of approximately $99,000 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At October 31, 1998, Van Kampen owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $39,121,492 and $37,132,792, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

                                October 31, 1998
--------------------------------------------------------------------------------

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended October 31, 1998, were as follows:

                                                    CONTRACTS    PREMIUM
-------------------------------------------------------------------------
Outstanding at October 31, 1997...................          0    $      0
Options Written and Purchased (Net)...............        375     111,031
Options Expired (Net).............................       (275)    (49,341)
                                                         ----    --------
Outstanding at October 31, 1998...................        100    $ 61,690
                                                         ====    ========

The related futures contracts of the outstanding option transactions as of October 31, 1998, and the description and market value is as follows:

                                                         EXP.           MARKET
                                                        MONTH/          VALUE
                                                       EXERCISE           OF
                                       CONTRACTS        PRICE          OPTIONS
----------------------------------------------------------------------------------
Municipal Bond Index Futures
  Dec 1998--Written Puts (Current
     Notional Value of $125,469 per
     contract).......................        100           Dec/121      $(39,063)
                                             ===                        ========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                                October 31, 1998
--------------------------------------------------------------------------------

    Transactions in futures contracts, each with a par value of $100,000, for the year ended October 31, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at October 31, 1997............................         75
Futures Opened.............................................         80
Futures Closed.............................................       (155)
                                                                  ----
Outstanding at October 31, 1998............................          0
                                                                  ====

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on the preferred shares.

5. PREFERRED SHARES
The Trust has outstanding 2,300 Auction Preferred Shares ("APS") in three series. Series A and B each contain 800 shares while Series C contains 700 shares. Dividends are cumulative and the dividend rates are currently reset every seven days through an auction process. The average rate in effect on October 31, 1998 was 3.262%. During the year ended October 31, 1998, the rates ranged from 2.000% to 5.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

6. YEAR 2000 COMPLIANCE (UNAUDITED)
Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the

                                October 31, 1998
--------------------------------------------------------------------------------

Trust but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Trust with service at current levels. In addition, it is possible that the securities markets in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Municipal Opportunity Trust II:

We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Opportunity Trust II (the "Trust"), including the portfolio of investments, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Municipal Opportunity Trust II as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois
December 1, 1998

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                   VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and Chief
  Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.

1 Parkview Plaza

P.O. Box 5555

Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY

225 Franklin Street

P.O. Box 1713

Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)

333 West Wacker Drive

Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS
KPMG PEAT MARWICK LLP

Peat Marwick Plaza

303 East Wacker Drive

Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.

(SM) denotes a service mark of
     Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on July 28, 1998, where shareholders voted on the election of trustees and the selection of independent public accountants.

1) With regard to the election of the following trustee by preferred shareholders of the Trust:

                                                         # OF SHARES
                                                     -------------------
                                                     IN FAVOR   WITHHELD
------------------------------------------------------------------------
Rod Dammeyer........................................   2,155       81

2) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                       # OF SHARES
                                                  ---------------------
                                                   IN FAVOR    WITHHELD
-----------------------------------------------------------------------
Steven Muller.................................... 10,726,788   149,704
Wayne W. Whalen.................................. 10,734,657   141,835

The other trustees of the Trust whose terms did not expire in 1998 are David C. Arch, Howard J Kerr, Dennis J. McDonnell, Theodore A. Myers, Don G. Powell, and Hugo F. Sonnenschein.

3) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 10,720,436 shares voted in favor of the proposal, 34,080 shares voted against and 124,212 shares abstained.